ACG
ACQUISITION
CAPITAL GROUP INC.

January 27, 2011

R. Jay Horwitz

Re: Acquisition Capital Group, Inc.

Dear Mr. Horwitz:

Our auditors, Silberstein Ungar, PLLC, are conducting an audit of our financial statements. Please confirm directly to them the following information relating to our note payable to you at October 31, 2010:

| | |
|---|---|
| Date of note: | Various |
| Original amount of note: | $3,500 |
| Unpaid principal balance: | $3,500 |
| Maturity date: | On Demand |
| Interest rate: | 8 % |
| Date to which interest has been paid: | ____________ |

Description of collateral or personal guarantees (if none, please so indicate):

________________________________________

Please indicate in the space provided below whether the above is in agreement with your records. If it is not, please furnish our auditors any information that you may have that will help them reconcile the difference.

After signing and dating your reply, please mail it directly to Silberstein Ungar, PLLC, 30600 Telegraph Rd., Suite 2175, Bingham Farms, MI 48025 Attn. Seth A. Gorback. In order to expedite the completion of the audit, we would also appreciate it if you could fax a copy to our auditors at (248) 281-0940.

Very truly yours,

Acquisition Capital Group, Inc.

To: Silberstein Ungar, PLLC

The above information from Acquisition Capital Group, Inc. agrees with our records at October 31, 2010 with the following exceptions (if any):

________________________________________

________________________________________

If there are any direct or contingent liabilities to you not otherwise indicated above, please list:________________________________

________________________________________

Signature: ________________
Title: CEO + Pres.
Date: 2-1-11

ACG
ACQUISITION
CAPITAL GROUP INC.

January 27, 2011

Lisa Desrosiers

Re: Acquisition Capital Group, Inc.

Dear Ms. Desrosiers:

Our auditors, Silberstein Ungar, PLLC, are conducting an audit of our financial statements. Please confirm directly to them the following information relating to our note payable to you at October 31, 2010:

| | |
|---|---|
| Date of note: | Various |
| Original amount of note: | $3,500 |
| Unpaid principal balance: | $3,500 |
| Maturity date: | On Demand |
| Interest rate: | 8 % |
| Date to which interest has been paid: | ______________ |

Description of collateral or personal guarantees (if none, please so indicate):

_______________________________________________

Please indicate in the space provided below whether the above is in agreement with your records. If it is not, please furnish our auditors any information that you may have that will help them reconcile the difference.

After signing and dating your reply, please mail it directly to Silberstein Ungar, PLLC, 30600 Telegraph Rd., Suite 2175, Bingham Farms, MI 48025 Attn. Seth A. Gorback. In order to expedite the completion of the audit, we would also appreciate it if you could fax a copy to our auditors at (248) 281-0940.

Very truly yours,

Acquisition Capital Group, Inc.

To: Silberstein Ungar, PLLC

The above information from Acquisition Capital Group, Inc. agrees with our records at October 31, 2010 with the following exceptions (if any):

_______________________________________________

_______________________________________________

If there are any direct or contingent liabilities to you not otherwise indicated above, please list:_______________________________________________

_______________________________________________

Signature: Lisa Desrosiers
Title: Director
Date: 1/31/11

ACG
ACQUISITION
CAPITAL GROUP INC.

January 27, 2011

Peg Graveline

Re: Acquisition Capital Group, Inc.

Dear Ms. Graveline:

Our auditors, Silberstein Ungar, PLLC, are conducting an audit of our financial statements. Please confirm directly to them the following information relating to our note payable to you at October 31, 2010:

| | |
|---|---|
| Date of note: | Various |
| Original amount of note: | \$3,500 |
| Unpaid principal balance: | \$3,500 |
| Maturity date: | On Demand |
| Interest rate: | 8 % |
| Date to which interest has been paid: | ______________ |

Description of collateral or personal guarantees (if none, please so indicate):

_______________________________________________

Please indicate in the space provided below whether the above is in agreement with your records. If it is not, please furnish our auditors any information that you may have that will help them reconcile the difference.

After signing and dating your reply, please mail it directly to Silberstein Ungar, PLLC, 30600 Telegraph Rd., Suite 2175, Bingham Farms, MI 48025 Attn. Seth A. Gorback. In order to expedite the completion of the audit, we would also appreciate it if you could fax a copy to our auditors at (248) 281-0940.

Very truly yours,

Acquisition Capital Group, Inc.

To: Silberstein Ungar, PLLC

The above information from Acquisition Capital Group, Inc. agrees with our records at October 31, 2010 with the following exceptions (if any):

_______________________________________________

_______________________________________________

If there are any direct or contingent liabilities to you not otherwise indicated above, please list:_______________________________________________

_______________________________________________

Signature: [signature]
Title: Secretary BOD
Date: 2/1/11

January 27, 2011

Kim Harrington

Re: Acquisition Capital Group, Inc.

Dear Ms. Harrington:

Our auditors, Silberstein Ungar, PLLC, are conducting an audit of our financial statements. Please confirm directly to them the following information relating to our note payable to you at October 31, 2010:

| | |
|---|---|
| Date of note: | Various |
| Original amount of note: | $3,500 |
| Unpaid principal balance: | $3,500 |
| Maturity date: | On Demand |
| Interest rate: | 8 % |
| Date to which interest has been paid: | ______________ |

Description of collateral or personal guarantees (if none, please so indicate):

______________________________________________

Please indicate in the space provided below whether the above is in agreement with your records. If it is not, please furnish our auditors any information that you may have that will help them reconcile the difference.

After signing and dating your reply, please mail it directly to Silberstein Ungar, PLLC, 30600 Telegraph Rd., Suite 2175, Bingham Farms, MI 48025 Attn. Seth A. Gorback. In order to expedite the completion of the audit, we would also appreciate it if you could fax a copy to our auditors at (248) 281-0940.

Very truly yours,

Acquisition Capital Group, Inc.

To: Silberstein Ungar, PLLC

The above information from Acquisition Capital Group, Inc. agrees with our records at October 31, 2010 with the following exceptions (if any):

______________________________________________

______________________________________________

If there are any direct or contingent liabilities to you not otherwise indicated above, please list: ______________________________________________

______________________________________________

Signature: [signature]
Title: CFO Director
Date: 1-31-11